UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 Calle Amanecer, Suite 300 San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(S)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

EXPLANATORY NOTE

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 1, 2019 (the “Initial Report”), CareTrust REIT, Inc. (the “Company”), through its operating partnership, CTR Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a Membership Interest Purchase Agreement to acquire from BME Texas Holdings, LLC, in a single transaction, twelve separate real estate assets at closing. The acquisition closed on April 1, 2019, with the Company acquiring 100% of the membership interests in a newly-formed special-purpose limited liability company which owned all twelve real estate assets. The real estate assets acquired include seven skilled nursing facilities and one multi-service campus in Louisiana and three skilled nursing facilities and one continuing care retirement community in Texas (collectively, the “BME Texas Portfolio”). The aggregate purchase price for the BME Texas Portfolio was approximately $215.0 million, inclusive of capital expenditure commitments and transaction costs, and was funded using approximately $185.0 million in borrowings under the Company’s unsecured revolving credit facility with the remainder funded with cash on hand.

In connection with the closing of the acquisition, the Company amended its triple-net master lease with Priority Management Group LLC (“Priority”) and Priority took over operations of the eight newly-acquired Louisiana facilities. The Company also entered into a triple-net master lease with Southwest LTC, Ltd. (“Southwest LTC”), a new operator, and Southwest LTC took over operations of the four newly acquired Texas facilities. The amended lease with Priority has a remaining term of approximately 12.5 years. The lease with Southwest LTC carries an initial term of 15 years, with two five-year renewal options and CPI-based rent escalators.

This Current Report on Form 8-K/A amends the Initial Report to provide the unaudited pro forma information required by Item 9.01(b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Acquired. The Company is not filing the financial statements of the BME Texas Portfolio because the leasing history of the acquired properties is not representative of their future operations.

(b)	Unaudited Pro Forma Condensed Consolidated Information

	Unaudited Pro Forma Financial Information	3

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2019	4

	Unaudited Pro Forma Condensed Consolidated Income Statement for the three months ended March 31, 2019	5

	Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2018	6

	Notes to the Unaudited Pro Forma Financial Information	7

CARETRUST REIT, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements presented below have been prepared based on certain pro forma adjustments to the historical condensed consolidated financial statements of CareTrust REIT Inc. (the “Company”) and reflect the completion of the acquisition of seven skilled nursing facilities and one multi-service campus in Louisiana and three skilled nursing facilities and one continuing care retirement community in Texas (collectively, the “BME Texas Portfolio”). The aggregate purchase price for the BME Texas Portfolio was approximately $215.0 million, inclusive of capital expenditure commitments and transaction costs, and was funded using approximately $185.0 million in borrowings under the Company’s unsecured revolving credit facility with the remainder funded with cash on hand. In connection with the closing of the acquisition, the Company amended its triple-net master lease with Priority Management Group LLC (“Priority”) and Priority took over operations of the eight newly-acquired Louisiana facilities. The Company also entered into a triple-net master lease with Southwest LTC, Ltd. (“Southwest LTC”), a new operator, and Southwest LTC took over operations of the four newly acquired Texas facilities.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 gives effect to the acquisition of the BME Texas Portfolio and the related matters described above as if they had occurred on March 31, 2019. The unaudited pro forma condensed consolidated income statement for the three months ended March 31, 2019 and the pro forma condensed consolidated income statement for the year ended December 31, 2018 give effect to the matters described above as if they had occurred on January 1, 2018. The Company’s historical financial information was derived from its consolidated financial statements that are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

The unaudited pro forma financial information presented below is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the BME Texas Portfolio had occurred as of the dates indicated, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

CARETRUST REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2019

(in thousands)

(Unaudited)

	CareTrust REIT, Inc. (1)	Pro Forma Adjustments		Pro Forma CareTrust REIT, Inc.
Assets:
Real estate investments, net	$1,259,336	$214,958	(2)	$1,474,294
Other real estate investments, net	29,419			29,419
Cash and cash equivalents	214,354	(209,958	)(2)	4,396
Accounts and other receivables, net	8,360			8,360
Prepaid expenses and other assets	8,759	(5,000	)(2)	3,759
Deferred financing costs, net	3,758			3,758

Total assets	$1,523,986	$—		$1,523,986

Liabilities and Equity:
Senior unsecured notes payable, net	$295,342			$295,342
Senior unsecured term loan, net	198,555			198,555
Unsecured revolving credit facility	185,000			185,000
Accounts payable and accrued liabilities	13,972			13,972
Dividends payable	20,086			20,086

Total liabilities	712,955	$—		712,955

Equity:
Common stock	884			884
Additional paid-in capital	1,012,295			1,012,295
Cumulative distributions in excess of earnings	(202,148)			(202,148)

Total equity	811,031	—		811,031

Total liabilities and equity	$1,523,986	$—		$1,523,986

CARETRUST REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE THREE MONTHS ENDED MARCH 31, 2019

(in thousands—except share and per share data)

(Unaudited)

	CareTrust REIT, Inc. (1)	Pro Forma Adjustments		Pro Forma CareTrust REIT, Inc.
Revenues:
Rental income	$38,347	$4,758	(2)
		54	(3)	$43,159
Independent living facilities	860			860
Interest and other income	451			451

Total revenues	39,658	4,812		44,470

Expenses:
Depreciation and amortization	11,902	1,679	(4)	13,581
Interest expense	6,860	1,665	(5)	8,525
Property taxes	826	54	(6)	880
Independent living facilities	707			707
General and administrative	3,310			3,310

Total expenses	23,605	3,398		27,003

Net income	$16,053	$1,414		$17,467

Earnings per common share:
Basic	$0.18			$0.20

Diluted	$0.18			$0.20

Weighted-average number of common shares:
Basic	88,010			88,010

Diluted	88,010			88,010

CARETRUST REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2018

(in thousands—except share and per share data)

(Unaudited)

	CareTrust REIT, Inc. (7)	Pro Forma Adjustments		Pro Forma CareTrust REIT, Inc.
Revenues:
Rental income	$140,073	$19,030	(8)	$159,103
Tenant reimbursements	11,924	1,118	(9)	13,042
Independent living facilities	3,379			3,379
Interest and other income	1,565			1,565

Total revenues	156,941	20,148		177,089

Expenses:
Depreciation and amortization	45,766	6,717	(10)	52,483
Interest expense	27,860	6,658	(11)	34,518
Property taxes	11,924	1,118	(12)	13,042
Independent living facilities	2,964			2,964
General and administrative	12,555			12,555

Total expenses	101,069	14,493		115,562

Other income:
Gain on sale of real estate	2,051			2,051

Net income	$57,923	$5,654		$63,577

Earnings per common share:
Basic	$0.73			$0.80

Diluted	$0.72			$0.80

Weighted-average number of common shares:
Basic	79,386			79,386

Diluted	79,392			79,386

CARETRUST REIT, INC.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

Balance Sheet Adjustments:

(1)

Represents the unaudited historical condensed consolidated balance sheet as of March 31, 2019. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

(2)

Represents the purchase price and transaction costs, funded with cash on hand and the application of a deposit previously made as if the asset acquisition of the BME Texas Portfolio had occurred on March 31, 2019. A draw on the Company’s unsecured revolving credit facility had been made prior to March 31, 2019 in the amount of $185.0 million.

Income Statement Adjustments for the Three Months Ended March 31, 2019:

(1)

Represents the unaudited historical condensed consolidated operations of the Company for the three months ended March 31, 2019. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

(2)

Reflects additional rent under the amended master lease with Priority and the new master lease with Southwest LTC as if the asset acquisition of the BME Texas Portfolio had occurred on January 1, 2018.

(3)	Reflects additional rent for property tax impounds as a result of the Company’s adoption of Accounting Standards Codification (“ASC”) 842 on January 1, 2019. See (6) below.

(4)	Reflects additional depreciation expense as if the asset acquisition of the BME Texas Portfolio had occurred on January 1, 2018.

(5)

Reflects additional interest expense as if the $185.0 million draw on the Company’s unsecured revolving credit facility (to fund a portion of the purchase price for the asset acquisition of the BME Texas Portfolio) had occurred on January 1, 2018. The interest rate on the acquisition date was 3.599%. This rate was variable and a 1⁄8% change in this rate would effect interest expense by $0.1 million.

(6)	Reflects additional property taxes impounded by the Company reflecting the adoption of ASC 842.

Income Statement Adjustments for the Year Ended December 31, 2018:

(7)

Represents the audited historical condensed consolidated operations of the Company for the year ended December 31, 2018. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(8)

Reflects additional rent under the amended master lease with Priority and the new master lease with Southwest LTC as if the asset acquisition of the BME Texas Portfolio had occurred on January 1, 2018.

(9)	Reflects property tax reimbursements presented on a gross basis under both master leases as the Company is the primary obligor for property taxes and prior to the adoption of ASC 842. See (12) below.

(10)	Reflects additional depreciation expense as if the asset acquisition of the BME Texas Portfolio had occurred on January 1, 2018.

(11)

Reflects additional interest expense as if the $185.0 million draw on the unsecured revolving credit facility (to fund a portion of the purchase price for the asset acquisition of the BME Texas Portfolio) had occurred on January 1, 2018. The interest rate on the acquisition date was 3.599%. This rate was variable and a 1⁄8% change in this rate would effect interest expense by $0.2 million.

(12)	Reflects additional property taxes on the BME Texas Portfolio prior to the adoption of ASC 842.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareTrust REIT, Inc.

June 14, 2019	By:	/s/ William Wagner
William Wagner
Chief Financial Officer, Treasurer and Secretary